Lincoln Benefit Life Company
1221 N Street, Suite 200
Lincoln, Nebraska 68508

VIA EDGAR TRANSMISSION

September 10, 2026

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

RE:
Lincoln Benefit Life Variable Annuity Account ("Registrant")
File No. 811-07924

Members of the Commission:

On behalf of Lincoln Benefit Life Company and Lincoln Benefit Life Variable Annuity Account, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the semi-annual reports for the following underlying funds, for the period ended June 30, 2026, have been submitted to contract owners.

Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
Allspring Variable Trust	811-09255
Deutsche DWS Investments VIT Funds	811-07507
Deutsche DWS Variable Series I	811-04257
Deutsche DWS Variable Series II	811-05002
Federated Hermes Insurance Series	811-08042
Goldman Sachs Variable Insurance Trust	811-08361
Janus Aspen Series	811-07736
Lazard Retirement Series, Inc.	811-08071
Legg Mason Partners Variable Income Trust	811-06310
Lincoln Variable Insurance Products Trust	811-08090
MFS Variable Insurance Trust	811-08326
MFS Variable Insurance Trust II	811-03732
Morgan Stanley Variable Insurance Fund, Inc.	811-07607
PIMCO Variable Insurance Trust	811-08399
Putnam Variable Trust	811-05346
Rydex Variable Trust	811-08821
The Alger Portfolios	811-05550
T. Rowe Price Equity Series, Inc.	811-07143
T. Rowe Price International Series, Inc.	811-07145
VanEck VIP Trust	811-05083
Variable Insurance Products Fund	811-03329
Variable Insurance Products Fund II	811-05511
Variable Insurance Products Fund V	811-05361

Some of the funds included in the Fund Companies’ semi-annual report filings may not be available under every contract offered by the Registrant. We understand that each Fund Company has filed or will file these reports with the Commission.

Please direct any questions regarding this filing to the undersigned at (319) 298-4487.

Very truly yours,

/s/ Steven Fry
Steven Fry
Chief Financial Officer